                                                CONFIDENTIAL TREATMENT REQUESTED


ADDENDUM TO THE LEASE AGREEMENT FOR COMMERCIAL USE PROPERTY ENTERED INTO, ON ONE HAND, BY IMPULSORA TURISTICA DE OCCIDENTE, S.A. DE C.V., AS OWNER OF THE PROPERTY, HEREIN REPRESENTED BY MR. BERNARDO DOMINGUEZ CERECERES, HEREINAFTER REFERRED TO AS THE "LESSOR", AND, ON THE OTHER, BY HOTELERA QUALTON, S.A. DE C.V., HEREIN REPRESENTED BY MR. JORGE LOPEZ NUNEZ, HEREINAFTER REFERRED TO AS THE "LESSOR", IN ACCORDANCE WITH THE FOLLOWING RECITALS AND ARTICLES:

                                    RECITALS:

LESSOR declares through its legal representative that:

1. It is a commercial company legally incorporated pursuant to Mexican law, as evidenced by public deed number 4497 dated January 2, 1979, passed before the faith of Mr. Luis Ramirez Orozco, Substitute Associate Notary to Notary Public number 3 of the City of Guadalajara, State of Jalisco, under number 59 of the matriculation book and 143 of book 3, second auxiliary tome 3 of the commerce section.

2. Its corporate purpose includes, among others: "The operation, use and lease of hotels, apartments, condominiums and residential homes or units, even those that operate under the time-sharing scheme and of companies destined to provide services such as restaurants, bars, night clubs, artisan commercial establishments, jewelry, costume jewelry, antiques, perfume, gifts, decor and other merchandise, commercial purchase and sales and commercial trading of all kinds of movable and real estate property for the fulfillment of their corporate purposes; and, in general, the execution of all kinds of civil and commercial activities convenient to the company and allowed by law that in one form or another facilitate and complement the purposes of its administration."

3. It is free to make use of the possession of the property comprised of land and constructions in the form of buildings as follows: towers A, B and C; located on the plot of land marked with number 2 of zone 1, located in the hotel zone "Prolongacion Los Tules" in Puerto Vallarta, Jalisco, subject matter of this agreement and recorded at the Public Registry of Property and Commerce in that City under record 950, of book 55, of section 1 at such Registry.

4. Its representative has the sufficient powers to act as its representative and hereby obligate the Company, which were granted in public deed number 104,967 dated October 16, 1991, passed before the faith of Mr. Joaquin H. Caceres, Notary Public number 21 of the Federal District and that such powers have not been revoked or amended in any manner whatsoever.

LESSEE declares through its legal representative that:

1. It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 106,800 dated September 18, 1992, passed before the faith of Mr. Joaquin Caceres y Ferraez, Notary Public number 21 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 168939.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. Its corporate purpose includes, among others: "The purchase, sale, lease and operation of hotels, motels, restaurants and related services, as well as rendering administration and technical assistance services in the areas described above."

3. Its representative has the sufficient powers to act as its representative, which were granted in public deed number 17,463 dated May 19, 1998, before the faith of Mr. Jorge Rios Hellig, Notary Public number 21 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited to this date.


Both parties declare that:

1. On September 18, 1992, they executed a Lease Agreement of Commercial Use Property, which they agree to extend through this Addendum, as set forth in Article One of this Agreement:


                                 A R T I C L E S

ONE. Scope. LESSOR and LESSEE agree that the purpose of this agreement is to extend the original term of the Lease Agreement to which both parties make reference in the Recitals chapter.

TWO. Term. The parties agree that this Addendum shall come into force on *** and shall remain in force until ***, in other words, the parties agree that this Addendum shall extend the term of the original agreement by *** years.

THREE. The extension agreed to in this Agreement shall not supersede the main obligation and shall not be deemed a novation or substitution. Therefore, each and every one of the articles contained in the Lease Agreement for Commercial Use Property on September 18, 1992 shall prevail and are inserted verbatim herein. The contractual relationship is understood as the same relationship established in the original agreement.

FOUR. Absence of Vices of Consent. The parties, being aware of the contents and scope of this agreement and stating that in its execution they are free of fraud, violence or any other vice of consent that may affect the validity, sign two counterparts on August 1, 2000.


/s/ Bernardo Dominguez Cereceres             /s/ Jorge Lopez Nunez
----------------------------------.          ----------------------------------.
BERNARDO DOMINGUEZ CERECERES,                JORGE LOPEZ NUNEZ, LEGAL
LEGAL REPRESENTATIVE OF IMPULSORA            REPRESENTATIVE OF HOTELERA
TURISTICA DE OCCIDENTE, S.A. DE C.V.         QUALTON, S.A. DE C.V.